UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2014 (May 15, 2014)

Date of Report (Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 122 - 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

306 / 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2014 Performance Option Plan

The Company’s 2014 Performance Option Plan (the “2014 Plan”) was adopted by the Board on February 20, 2014 and approved by the shareholders of the Company on May 15, 2014 at the Company’s Annual and Special Meeting of Shareholders (the “Meeting”). The 2014 Plan permits the grant to eligible employees of options to purchase common shares of the Company at an exercise price based on the market value of the shares on the date of grant. The options become vested and exercisable, if at all, based upon the extent that the applicable performance objectives are achieved over the three-year performance period ending December 31, 2016. A maximum aggregate of 3,500,000 common shares may be issued pursuant to stock options granted under the 2014 Plan.

     On May 15, 2014, the Board approved the Form of Option Agreement to be used in connection with grants of options under the 2014 Plan. Also on May 15, 2014, a total number of 2,547,900 options to purchase common shares of the Company were granted under the 2014 Plan, at an exercise price per share of Cdn$40.43 for those options denominated in Canadian dollars and an exercise price per share of US$37.13 for those options denominated in US dollars. Copies of the 2014 Plan and Form of Option Agreement are filed as Exhibit 10(a) to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Meeting, the Company’s shareholders voted upon the election of each of the following proposed director nominees with the results of the voting set forth opposite the name of each such nominee.

	FOR	AGAINST	WITHHELD*
Christopher M. Burley	516,427,722	1,800	28,986,194
Donald G. Chynoweth	516,319,064	1,800	29,094,852
William J. Doyle	540,324,019	0	5,091,697
John W. Estey	512,865,001	1,800	32,548,915
Gerald W. Grandey	513,697,235	1,800	31,716,681
C. Steven Hoffman	513,877,089	1,800	31,536,827
Dallas J. Howe	486,640,061	162,020	58,613,635
Alice D. Laberge	514,700,928	161,990	30,552,798
Conseulo E. Madere	516,031,693	1,800	29,382,223
Keith G. Martell	513,110,490	0	32,305,226
Jeffrey J. McCaig	488,281,460	161,990	56,972,266
Mary Mogford	489,981,469	161,990	55,272,257
Elena Viyella de Paliza	458,239,126	0	87,176,590

The Company’s shareholders also voted upon the following proposals:

     (1)     an ordinary resolution appointing the firm of Deloitte LLP as the Company’s auditors, to hold office until the next annual meeting of the Company’s shareholders. The results of the vote were: 619,839,063 shares for and 11,893,744 shares withheld*.

    (2)    an ordinary resolution (attached as Appendix B to the Company’s Management Proxy Circular dated February 20, 2014 (the “2014 Proxy”)) approving the adoption of the 2014 Plan (attached as Appendix C to the 2014 Proxy). The results of the vote were: 501,289,191 shares for and 44,139,667 shares against.

    (3)    an advisory resolution accepting the Company’s approach to executive compensation. The results of the vote were: 526,593,563 shares for and 18,834,601 shares against.

(*)	Number of withheld votes is based upon proxies received prior to the Meeting.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description

10(a)	Potash Corporation of Saskatchewan Inc. 2014 Performance Option Plan and Form of Option Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Joseph Podwika
Name:	Joseph Podwika
Title:	Senior Vice President, General Counsel and Secretary

Dated:  May 15, 2014

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10(a)	Potash Corporation of Saskatchewan Inc. 2014 Performance Option Plan and Form of Option Agreement.